Exhibit 99.1
                                 PROMISSORY NOTE


February 13, 2001                                            U.S. $500,000.00
New York, New York


                       THE LANGER BIOMECHANICS GROUP, INC.
                                 PROMISSORY NOTE
        DUE AUGUST 31, 2001, SUBJECT TO PREPAYMENT ON CERTAIN CONDITIONS


      FOR VALUE RECEIVED, the undersigned, THE LANGER BIOMECHANICS GROUP, INC., a New York Corporation ("Payor"), having its principal place of business at 450 Commack Rd., Deer Park, New York 11729, hereby promises to pay to the order of ANDREW H. MEYERS ("Payee"), having an address at 31 The Birches, Roslyn Estates, New York 11576 on the Payment Date (as defined below), in immediately available funds, the sum of Five Hundred Thousand Dollars ($500,000), together with all accrued and unpaid interest thereon from the date hereof at prime rate (as reported in the Wall Street Journal from time to time ("Prime Rate")) plus 1%, payable monthly in arrears; provided, however, that upon the occurrence and continuance of an Event of Default (as hereinafter defined), interest shall accrue at the Prime Rate plus six (6%) percent per annum. All amounts referred to herein are expressed and payable in United States dollars. This Note is subject to the following additional terms.

      1. Payment. All payments hereunder shall be payable at the offices of Payee, or at such other place as Payee may from time to time designate by written notice to Payor. All payments hereunder shall be applied first to any outstanding amounts specified in paragraph 12 hereof, then to all accrued and unpaid interest hereunder, and then to the principal amount outstanding hereunder.

          For purposes of this Note, the term "Payment Date" shall mean the date which is the earlier of (i) August 31, 2001, or (ii) the date of a closing of any debt financing with a commercial lending institution in the aggregate amount of at least $1,000,000 by the Payor.

      2. Absolute Obligation. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place and rate herein prescribed.

      3. Events of Default. If one or more of the following described "Events of Default" shall occur:

            (a) The Payor shall default in the payment, when due, of principal or interest on this Note; or


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            (b) The Payor shall (1) become  insolvent;  (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (4) apply for or consent to the appointment of a trustee, liquidator or receiver for all of its or for a substantial part of its property or business; or

            (c) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Payor and, if instituted against the Payor, shall not be dismissed within forty (45) days after such institution, or the Payor shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding;

then, or at any time thereafter, and as long as such Event of Default is continuing unless such Event of Default shall have been waived in writing by the Payee (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Payee and in the Payee's sole discretion, (i) all amounts of principal and accrued interest payable hereunder, together with collection costs (including all attorneys' fees and disbursements), shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, (ii) the principal sum of, and any accrued interest on, this Note shall be irrevocably and unconditionally payable by Payor, without offset, discount, defense, claim or counterclaim of any nature, and (iii) the Payee may immediately, and without expiration of any period of grace other than as contained in this Section, enforce any and all of the Payee's rights and remedies provided herein or any other rights or remedies afforded by law.

      4. Applicable Law and Jurisdiction. This Note shall be governed by and interpreted under the laws of the State of New York applicable to contracts made and to be performed therein, without giving effect to the principles of conflicts of law. Payor irrevocably consents to the service of process arising out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by postage prepaid certified or registered first-class mail, return receipt requested, to Payor. The foregoing, however, shall not limit the right of Payee to service of process in any other manner permitted by law or to commence any legal action or proceeding or to obtain execution of judgment in any appropriate jurisdiction. In the event of litigation between Payee and Payor over any matter connected with this Note, the right to a trial by jury is hereby waived by Payor and Payee.

      5. Further Assurances. Payor hereby agrees to execute and deliver such other documents and instruments as may be reasonably requested by Payee in order to give effect to the intent and purposes of this Note.


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

      6. Prepayment. This Note may be prepaid, in whole or in part, at any time, subject to the provisions below. Any prepayment shall be made at a prepayment price equal to (i) the amount of principal to be prepaid, plus (ii) all accrued and unpaid interest on the amount so prepaid, to the date of prepayment, and any outstanding amounts specified in paragraph 12 hereof.

      7. No Failure to Exercise. No failure on the part of Payee to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise by Payee of any right preclude any other or further exercise thereof or the exercise of any other right.

      8. Amendments. No amendment, modification or waiver of any provision of this Note, nor any consent to any departure by Payor therefrom, shall be effective unless the same shall be in writing and signed by Payee and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      9. Binding; Assignment. This Note shall be binding upon the Payor and its successors and assigns, and the terms hereof shall inure to the benefit of Payee and its heirs, legal representatives, successors and permitted assigns, including subsequent holders hereof. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

      10. Notice. Any notice, request, demand or other communication permitted or required to be given under this Note shall be in writing, shall be sent by one of the following means to the addressee at the address provided above (or at such other address as shall be designated hereunder by notice to the other party) and shall be deemed conclusively to have been given: (i) on the first day following the day timely deposited with Federal Express (or other equivalent national overnight courier) or United States Express Mail, with the cost of delivery prepaid or for the account of the sender; (ii) on the fifth day following the day duly sent by certified or registered United States mail, postage prepaid and return receipt requested; or (iii) on the day actually received by the addressee when personally delivered.

      11. Usury Savings Clause. Anything in this Note to the contrary notwithstanding, the obligation of the Payor to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the extent that the Payee's receipt thereof would not be permissible under the law or laws applicable to it limiting rates of interest which may be charged or collected by it. Any such amount of interest which is not paid as a result of the limitation referred to in the preceding sentence shall be carried forward and paid by the Payor to the Payee on the earliest date or dates on which any interest is payable under this Note and on which the receipt thereof is permissible under the laws applicable to the Payee limiting rates of interest which may be charged or collected by Payee.


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      12. Attorneys' Fees; Expenses.  Payor agrees to pay all costs and expenses
Payee incurs to collect this Note. This includes, subject to any limits under applicable law, Payee's reasonable attorneys' fees and Payee's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Payor also will pay any court costs, in addition to all other sums provided by law.

                                     The Langer Biomechanics Group, Inc.


                                     /s/ Steven Goldstein
                                     Name:    Steven Goldstein
                                     Title:   Vice President


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